As filed with the Securities and Exchange Commission on December 4, 2003
Securities Act File No. 333-108220

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 1	|X|

(Check appropriate box or boxes)

Merrill Lynch Variable Series Funds, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Variable Series Funds, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name and Address of Agent for Service)

Copies to:

Leonard B. Mackey, Jr. Esq. Clifford Chance US LLP 200 Park Avenue New York, NY 10166	Andrew J. Donohue, Esq. Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Common Stock, Par Value $.10 per share.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.


This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-108220) (the “N-14 Registration Statement”) consists of the following:

(1)	Facing Sheet of this Registration Statement.

(2)	Part C of this Registration Statement (including signature page).

Parts A and B are incorporated herein by reference from the Proxy Statement and Prospectus included in Pre-Effective Amendment No. 2 filed on October 15, 2003.

This Post-Effective Amendment No. 1 to the N-14 Registration Statement is being filed solely to file tax opinions of Clifford Chance US LLP, counsel for the Registrant, as Exhibits 12(a), (b), (c), (d) and (e) of the N-14 Registration Statement. The tax opinions relate to the various reorganizations described in the Proxy Statement and Prospectus.

PART C OTHER INFORMATION

Item 15. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Form of Articles Supplementary of Registrant.(b)
	(c)	—	Form of Articles of Amendment of Registrant.(c)
	(d)	—	Form of Articles Supplementary of Registrant.(d)
	(e)	—	Form of Articles Supplementary of Registrant.(e)
	(f)	—	Form of Articles Supplementary of Registrant.(f)

C-1

Exhibit Number		Description
(g)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus Fund Common Stock.(r)
(h)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch Intermediate Government Bond Fund Common Stock.(t)
(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock.(v)
(j)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus fund to Merrill Lynch Global Bond Focus Fund.(w)
(k)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation relating to designation of Class A and Class B shares.(y)
(l)	—	Form of Articles of Amendment redesignating the Class A and Class B Shares of the Equity Growth Fund as Class A and Class B Shares of the Special Value Focus Fund.(cc)
(m)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund Common Stock and Merrill Lynch Capital Focus Fund.(ee)
(n)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic Value Focus Fund, Merrill Lynch High Current Income Fund and Merrill Lynch Prime Bond Fund.(kk)
(o)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund).(ii)
(p)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Merrill Lynch Capital Focus Fund, Merrill Lynch Special Value Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Global Strategy Focus Fund and Merrill Lynch Large Cap Core Focus Fund.(mm)
(q)	—	Form of Articles Supplementary to Registrant’s Articles of incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Core Bond Focus Fund and a change in the amount of Class A Shares of the Merrill Lynch Large Cap Core Focus Fund.(nn)

C-2

Exhibit Number			Description
	(r)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Large Cap Value Focus Fund and a change in the amount of Class B Shares of the Merrill Lynch Large Cap Value Focus Fund.(oo)
	(s)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to changes in the names of the classes of shares of common stock of all Funds.(qq)
	(t)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to a change in the amount of Class A Shares of the Merrill Lynch Domestic Money Market V.I. Fund and a change in the amount of Class A Shares of the Merrill Lynch Government Bond V.I. Fund.(rr)
2		—	By Laws of Registrant, as amended.(g)
3		—	Not Applicable.
4	(a)	—	Form of Agreement and Plan of Reorganization between Mercury Variable Trust, on behalf of Mercury International Value V.I. Fund, and the Registrant, on behalf of Merrill Lynch International Value V.I. Fund (included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement).
	(b)	—	Form of Agreement and Plan of Reorganization between Mercury V.I. Funds, Inc., on behalf of Merrill Lynch Large Cap Growth V.I. Fund, and the Registrant, on behalf of Merrill Lynch Large Cap Growth V.I. Fund (included as Exhibit 2 to the Proxy Statement and Prospectus contained in this Registration Statement).
	(c)	—	Form of Agreement and Plan of Reorganization between the Registrant, on behalf of Merrill Lynch Focus Twenty V.I. Fund, Merrill Lynch Reserve Assets V.I. Fund and Merrill Lynch Developing Capital Markets V.I. Fund, and the Registrant, on behalf of Merrill Lynch Large Cap Growth V.I. Fund, Merrill Lynch Domestic Money Market V.I. Fund and Merrill Lynch Global Allocation V.I. Fund (included as Exhibit 3 to the Proxy Statement and Prospectus contained in this Registration Statement).
5		—	Not Applicable.
6	(a)	—	Investment Advisory Agreement for Merrill Lynch Reserve Assets Fund.(i)
	(b)	—	Investment Advisory Agreement for the Merrill Lynch Prime Bond Fund, Merrill Lynch High Current Income Fund, Merrill Lynch Quality Equity Fund and Merrill Lynch Special Value Focus Fund.(j)
	(c)	—	Form of Investment Advisory Agreement for Merrill Lynch Index 500 Fund.(x)
	(d)	—	Form of Investment Advisory Agreement for Merrill Lynch Natural Resources Focus Fund and Merrill Lynch American Balanced Fund.(l)
	(e)	—	Form of Investment Advisory Agreement for Merrill Lynch Domestic Money Market Fund and Merrill Lynch Global Strategy Focus Fund.(m)
	(f)	—	Form of Investment Advisory Agreement for Merrill Lynch Basic Value Focus Fund, Merrill Lynch Global Bond Focus Fund, Merrill Lynch Global Utility Focus Fund and Merrill Lynch International Equity Focus Fund.(s)
	(g)	—	Form of Investment Advisory Agreement for Merrill Lynch Developing Capital Markets Focus Fund and Merrill Lynch Government Bond Fund.(t)
	(h)	—	Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(ff)
	(i)	—	Form of Investment Advisory Agreement for Merrill Lynch Global Growth Focus Fund and Merrill Lynch Capital Focus Fund.(dd)

C-3

Exhibit Number			Description
	(j)	—	Form of Investment Advisory Agreement for Merrill Lynch Fundamental Growth Focus Fund.(ll)
	(k)	—	Form of Investment Advisory Agreement for Merrill Lynch Focus Twenty Select Fund.(jj)
	(l)	—	Form of Investment Advisory Agreement for Merrill Lynch Large Cap Value Focus Fund.(mm)
7	(a)	—	Form of Distribution Agreement.(n)
	(b)	—	Form of Distribution Agreement relating to the Class B shares.(z)
8		—	Not Applicable.
9	(a)	—	Form of Custodian Agreement.(o)
	(b)	—	Form of Custodian Agreement with Brown Brothers Harriman & Co.(aa)
10	(a)	—	Form of Distribution Plan relating to Class B shares.(bb)
	(b)	—	Rule 18f-3 Plan, as revised.(hh)
11		—	Opinion and Consent of Clifford Chance US LLP, counsel to the Registrant.(nn)
12	(a)	—	Opinion pertaining to tax matters (Merrill Lynch Reserve Assets V.I. Fund Reorganization).
	(b)	—	Opinion pertaining to tax matters (Merrill Lynch Focus Twenty V.I. Fund Reorganization).
	(c)	—	Opinion pertaining to tax matters (Merrill Lynch Large Cap Growth V.I. Fund Reorganization).
	(d)	—	Opinion pertaining to tax matters (Mercury International Value V.I. Fund Reorganization).
	(e)	—	Opinion pertaining to tax matters (Merrill Lynch Developing Capital Markets V.I. Fund Reorganization).
13		—	Not Applicable.
14	(a)	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant and for Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc.(nn)
	(b)	—	Consent of Ernst & Young LLP, independent auditors for Mercury International Value V.I. Fund of Mercury Variable Trust.(nn)
15		—	Not Applicable.
16		—	Power of Attorney.(nn)
17	(a)	—	Prospectus, dated May 1, 2003, of Mercury International Value V.I. Fund of Mercury Variable Trust.(nn)
	(b)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc.(nn)
	(c)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Focus Twenty V.I. Fund of the Registrant.(nn)
	(d)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Reserve Assets V.I. Fund of the Registrant.(nn)
	(e)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Developing Capital Markets V.I. Fund of the Registrant.(nn)
	(f)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Domestic Money Market V.I. Fund of the Registrant.(nn)
	(g)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Global Allocation V.I. Fund of the Registrant.(nn)
	(h)	—	Statement of Additional Information, dated May 1, 2003, of the Registrant.(nn)
	(i)	—	Statement of Additional Information, dated May 1, 2003, of Mercury Variable Trust.(nn)
	(j)	—	Statement of Additional Information, dated May 1, 2003, of Mercury V.I. Funds, Inc.(nn)
	(k)	—	Annual Report to Shareholders of Mercury International Value V.I. Fund of Mercury Variable Trust, as of December 31, 2002.(nn)
	(l)	—	Semi-Annual Report to Shareholders of Mercury International Value V.I. Fund of Mercury Variable Trust, as of June 30, 2003.(nn)

C-4

Exhibit Number		Description
(m)	—	Annual Report to Shareholders of Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., as of December 31, 2002.(nn)
(n)	—	Semi-Annual Report to Shareholders of Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc. as of June 30, 2003.(nn)
(o)	—	Annual Report to Shareholders of Merrill Lynch Variable Series Funds, Inc., as of December 31, 2002.(nn)
(p)	—	Semi-Annual Report to Shareholders of Merrill Lynch Variable Series Funds, Inc., as of June 30, 2003.(nn)
(q)	—	Forms of Proxy.(nn)

(a)	Incorporated by reference Exhibit 1 to the Registrant’s Registration Statement on Form N-1A (File No. 2-74452) (the “Registration Statement”).
(b)	Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement.
(c)	Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 10 to the Registration Statement.
(e)	Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement.
(f)	Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).
(g)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to the Registration Statement (“Post-Effective Amendment No. 11”).
(h)	Incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement (“Post-Effective Amendment No. 4”).
(i)	Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 8 to the Registration Statement (“Post-Effective Amendment No. 8”).
(j)	Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 8.
(k)	Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement (“Post-Effective Amendment No. 24”).
(l)	Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 11.
(m)	Incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 16.
(n)	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (“Amendment No. 1”).
(o)	Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 2 to the Registration Statement.
(p)	Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 4 to the Registration Statement.

C-5

(q)	Incorporated by reference to Exhibit 9(b) to Amendment No. 1.
(r)	Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 20 to the Registration Statement.
(s)	Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 20 to the Registration Statement.
(t)	Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement.
(u)	Incorporated by reference to Exhibit 24 to Post-Effective Amendment No. 24.
(v)	Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement.
(w)	Incorporated by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement.
(x)	Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 26 to the Registration Statement.
(y)	Incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement.
(z)	Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement.
(aa)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 27 to the Registration Statement.
(bb)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement.
(cc)	Incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 28 to the Registration Statement.
(dd)	Incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No. 30 to the Registration Statement.
(ee)	Incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 30 to the Registration Statement.
(ff)	Incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 27 to the Registration Statement.
(gg)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 34 to the Registration Statement.
(hh)	Incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 34 to the Registration Statement.
(ii)	Incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement.
(jj)	Incorporated by reference to Exhibit 5(k) to Post-Effective Amendment No. 35 to the Registration Statement.
(kk)	Incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 33 to the Registration Statement.
(ll)	Incorporated by reference to Exhibit 5(j) to Post-Effective Amendment No. 33 to the Registration Statement.
(mm)	Incorporated by reference to Exhibit 5(l) to Post-Effective Amendment No. 38 to the Registration Statement.
(nn)	Incorporated by reference to the corresponding numbered exhibit filed on October 15, 2003 with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-108220).

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

C-6

SIGNATURES

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey on December 4, 2003.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (Registrant)

By:	/s/ DONALD C. BURKE Donald C. Burke, Treasurer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Director

/s/ DONALD C. BURKE*	Treasurer (Principal Financial and Accounting Officer)
(Donald C. Burke)

/s/ JAMES H. BODURTHA*	Director
(James H. Bodurtha)

/s/ JOE GRILLS*	Director
(Joe Grills)

/s/ HERBERT I. LONDON*	Director
(Herbert I. London)

/s/ ANDRÉ F. PEROLD*	Director
(André F. Perold)

/s/ ROBERTA COOPER RAMO*	Director
(Roberta Cooper Ramo)

/s/ ROBERT S. SALOMON, JR.*	Director
(Robert S. Salomon, Jr.)

/s/ STEPHEN B. SWENSRUD*	Director
(Stephen B. Swensrud)

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

* By:	/s/ DONALD C. BURKE	December 4, 2003
(Donald C. Burke, Attorney-in-Fact)

C-7

EXHIBIT INDEX

Exhibit Number		Description
12 (a)	—	Opinion pertaining to tax matters (Merrill Lynch Reserve Assets V.I. Fund Reorganization).
(b)	—	Opinion pertaining to tax matters (Merrill Lynch Focus Twenty V.I. Fund Reorganization).
(c)	—	Opinion pertaining to tax matters (Merrill Lynch Large Cap Growth V.I. Fund Reorganization).
(d)	—	Opinion pertaining to tax matters (Mercury International Value V.I. Fund Reorganization).
(e)	—	Opinion pertaining to tax matters (Merrill Lynch Developing Capital Markets V.I. Fund Reorganization).